UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 5, 2007

CHAPEAU, INC.
(Exact Name of Registrant as Specified in Charter)

Utah	033-01289-D	87-0431831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1190 Suncast Lane, Suite 2, El Dorado Hills, California 95762
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (916) 939-8700

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Gerald H. Dorn retired as an employee and director of Chapeau, Inc., effective as of March 30, 2007, citing his need and desire to dedicate more time to his other personal interests.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2007	CHAPEAU, INC.
(Registrant)

	By:	/s/ GUY A. ARCHBOLD
Guy A. Archbold
Chief Executive Officer